Exhibit 10.2

                         FIRST AMENDMENT AND CONSENT TO
                           FOURTH AMENDED AND RESTATED
                REVOLVING CREDIT AND TERM LOAN AGREEMENT


      This FIRST AMENDMENT AND CONSENT TO FOURTH AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of March 27, 2001 (this "Amendment"), by and among EMMIS COMMUNICATIONS CORPORATION, an Indiana corporation (the "Borrower"), TORONTO DOMINION (TEXAS), INC., as administrative agent (the "Administrative Agent"), FLEET NATIONAL BANK (f/k/a BankBoston, N.A.), as documentation agent (the "Documentation Agent"), FIRST UNION NATIONAL BANK, as syndication agent (the "Syndication Agent"), Credit Suisse First Boston, as co-documentation agent (the "Co-Documentation Agent", and together with the Administrative Agent, the Documentation Agent, and the Syndication Agent, the "Agents"), and the lending institutions which are or may become parties to the Credit Agreement (as defined below) from time to time (collectively, the "Lenders"). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement referred to below.

      WHEREAS, the Borrower, the Lenders and the Agents are parties to a Fourth Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 29, 2000 (as amended and in effect from time to time, the "Credit Agreement"), pursuant to which the Lenders have made loans and otherwise extended credit to the Borrower on the terms and subject to the conditions set forth therein;

      WHEREAS, the Borrower, the Lenders and the Agents have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Amendment;

      NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Lenders and the Agents hereby agree as follows:

    ss.1.  Amendments toss.1.1 of the Credit  Agreement.  (a) Section 1.1
           ---------- -------- -- --- ------  ---------
of the Credit Agreement is hereby amended by adding the following new definitions to suchss.1.1 in alphabetical order:

           "Confidential Offering Circular. The Confidential Offering Circular, dated March 21, 2001, with respect to the public offering of the Senior Discount Notes by Emmis Escrow."

           "Emmis   Escrow.   Emmis  Escrow   Corporation,   an  Indiana
            --------------
      corporation   and  a  wholly-owned   Subsidiary  of  Emmis  Escrow
      Holding."

           "Emmis Escrow Holding.  Emmis Escrow Holding Corporation,  an
            --------------------
      Indiana   corporation   and  a  wholly-owned   Subsidiary  of  the
      Borrower."

           "Escrow Amount. That amount equal to the gross proceeds received by Emmis Escrow from the issuance of the Senior Discount Notes less (i) all costs and expenses incurred by the Borrower and Emmis Escrow in connection with such issuance and (ii) the portion of such proceeds in an amount not to exceed $100,000,000 which is applied by Emmis Escrow to purchase preferred stock issued by Emmis Escrow Holding and, in turn, applied by Emmis Escrow Holding to purchase the Internal Preferred Stock."

           "Escrow Merger. The proposed merger of Emmis Escrow Holding and Emmis Escrow with and into the Borrower, with the Borrower being the surviving company, on or prior to July 26, 2001."

           "Exchangeable Preferred Stock. Preferred stock of the Borrower to be issued to the holders of the Senior Discount Notes in exchange for the Senior Discount Notes in the event that the Holding Company Reorganization and the Escrow Merger are not consummated on or prior to July 25, 2001."

           "First Amendment.  The First Amendment and Consent,  dated as
            ---------------
      of March 27, 2001, to this Credit Agreement."

           "HoldCo Corporate Overhead Expenses. In the event that the requisite percentage of the Lenders have consented to the Holding Company Reorganization, then following the Holding Company Reorganization, the term "HoldCo Corporate Overhead Expenses" shall mean (i) fees payable to the trustee under the Senior Discount Note Indenture, (ii) accounting and audit costs and expenses incurred by the parent holding company of the Borrower in the ordinary course of its business in connection with preparing consolidated and consolidating financial reports and tax filings, (iii) SEC filing fees and expenses, (iv) legal fees relating to the corporate maintenance of the parent holding company of the Borrower,
      (v) outside director fees, (vi) costs and expenses payable for director and officer insurance, (vii) transfer agent fees payable in connection with Capital Stock of the parent holding company of the Borrower, (viii) proxy solicitation costs, (ix) franchise taxes and other fees payable to the jurisdiction of incorporation or qualification of such parent holding company and (x) other similar costs and expenses of the parent holding company of the Borrower incurred in the ordinary course of conducting its business; provided, that in no event shall HoldCo Corporate Overhead Expenses include (i) management fees, salaries, bonuses, debt service and dividends and other distributions in respect of the Capital Stock of the parent holding company of the Borrower or (ii) costs and expenses incurred by the parent holding company of the Borrower in connection with any actual or proposed issuance of indebtedness or equity by such Person after the date of the First Amendment."

           "Holding Company Reorganization. The proposed corporate restructuring of the Borrower and its Subsidiaries described in the Confidential Offering Circular pursuant to which either (i) the Borrower will become a wholly-owned subsidiary of a holding company or (ii) the Borrower will transfer all of its assets and liabilities (including its rights and obligations under this Credit Agreement and the Loan Documents) to a newly formed subsidiary; provided that the Borrower and the Lenders acknowledge that such Holding Company Reorganization is subject to receipt of certain consents from the Lenders which have not been obtained and reference to such Holding Company Reorganization shall in no way be construed to imply that such consents have been obtained."

           "Internal Preferred Stock. The preferred stock of the Borrower issued to Emmis Escrow Holding in exchange for up to $100,000,000 which shall be applied by the Borrower to finance the Hearst-Argyle Transaction."

           "Paydown Amount. The Escrow Amount less fees payable to the Agents and the Lenders in connection with the First Amendment and any consent pursuant to which the Lenders and the Agents may consent to the Holding Company Reorganization (it being understood that the Lenders have not given such consent as of the date of the First Amendment) and any other costs and expenses incurred by the Borrower in connection with the Credit Agreement and any amendments or consents required in connection with the issuance of the Senior Discount Notes and/or the Holding Company Reorganization; provided that the Paydown Amount shall not be less than $88,500,000.

           "Senior Discount Note Indenture. The Indenture, to be dated as of March 27, 2001, by and between Emmis Escrow and United States Trust Company of New York, as trustee thereunder, with respect to the Senior Discount Notes, as in effect on March 27, 2001 and as the same may be supplemented, amended or modified from time to time in accordance with the terms hereof (including, without limitation, ss.11.8 to the extent applicable) and thereof."

           "Senior  Discount  Notes.  The 12 1/2% Senior Discount Notes Due
            -----------------------
      2011  issued  by Emmis  Escrow  under  the  Senior  Discount  Note
      Indenture."

           "Upstream  Date.  The  earlier of (i) July 26,  2001 and (ii)
            --------------
      the date on which the transactions required pursuant toss.10.20 occur."

      (b) Section 1.1 of the Credit Agreement is hereby further amended by deleting clause (h) of the definition of "Indebtedness" in its entirety and substituting in lieu thereof the following new clause (h):

           "(h) every obligation of such Person (an "equity related purchase obligation") to purchase, redeem, retire or otherwise acquire for value any shares of Capital Stock issued by such Person or any rights measured by the value of such Capital Stock, provided that "Indebtedness" shall not include obligations of the Borrower to purchase or redeem (i) shares of the Exchangeable Preferred Stock or (ii) shares of the Internal Preferred Stock, so long as in both cases, the Borrower has no obligations to purchase or redeem such shares prior to 2011 other than upon the occurrence of a "Change of Control" as defined in the Senior Discount Note Indenture as in effect on the date hereof."

      (c) Section 1.1 of the Credit Agreement is hereby further amended by deleting the definition of "Interest Coverage Ratio" in its entirety and substituting in lieu thereof the following definition:

           "Interest Coverage Ratio. At any date of determination,  the ratio of
      (a) Consolidated Operating Cash Flow for the Reference Period most recently ended to (b) the sum of (i) Consolidated Total Interest Expense for such Reference Period plus (ii) the aggregate amount of cash dividends paid on or in respect of the shares of the Exchangeable Preferred Stock during such Reference Period."

      (d) Section 1.1 of the Credit Agreement is hereby further amended by deleting the definition of "Pro Forma Fixed Charge Coverage Ratio" in its entirety and substituting in lieu thereof the following definition:

           "Pro Forma Fixed Charge Coverage Ratio. At any date of determination, the ratio of (a) Consolidated Operating Cash Flow for the Reference Period ending on such date to (b) the sum of (i) Pro Forma Fixed Charges for the Reference Period commencing on the date following such date of determination plus (ii) to the extent not otherwise included in Pro Forma Fixed Charges for the Reference Period commencing on the date following such date of determination, the aggregate amount of cash dividends which is required to be paid on or in respect of the shares of the Exchangeable Preferred Stock during such Reference Period."

      ss.2. Amendment to ss.5.3 of the Credit Agreement. Section 5.3 of the Credit Agreement is hereby amended by deleting the proviso set forth in such ss.5.3 in its entirety and substituting in lieu thereof the following proviso:

      "provided, however, that the Borrower may apply up to $100,000,000 of Net Cash Equity Issuance Proceeds from the issuance of the Internal Preferred Stock to finance the Hearst-Argyle Transaction so long as such transaction is consummated in accordance with the terms of ss.11.5.1(c); and provided, further, that the Borrower may apply additional Net Cash Equity Issuance Proceeds in an aggregate amount not to exceed $100,000,000 which the Borrower or any of its Subsidiaries may receive from Equity Issuances (other than the issuance of the Internal Preferred Stock or other issuances related to the issuance of the Senior Discount Notes) to finance other Permitted Acquisitions, so long as (i) within ninety (90) days of receipt of such Net Cash Equity Issuance Proceeds, the Borrower identifies to the Administrative Agent in writing an acquisition permitted under ss.11.5.1 which will be financed with such proceeds, and (ii) within three hundred sixty-five (365) days of receipt of such Net Cash Equity Issuance Proceeds, the Borrower consummates such Permitted Acquisition with all or a portion of such Net Cash Equity Issuance Proceeds. The Borrower shall in any event comply with the terms of ss.5.6. Notwithstanding anything to the contrary set forth in this ss.5.3, on the Upstream Date the Borrower shall prepay the Loans in the manner set forth in ss.5.5 in an amount equal to the Paydown Amount."

    ss.3.  Amendment toss.10 of the Credit  Agreement.  Section 10 of the
           --------- ------- -- --- ------  ---------
Credit Agreement is hereby amended by adding the following newss.10.20 to suchss.10:

           "ss.10.20. Senior Discount Note Proceeds. In the event that the Borrower does not consummate the Escrow Merger on or prior to July 26, 2001, the Borrower will (a) cause Emmis Escrow to distribute to Emmis Escrow Holding net cash proceeds from the issuance of the Senior Discount Notes in a minimum amount equal to the Escrow Amount, and (b) cause Emmis Escrow Holding to distribute to the Borrower such net cash proceeds to be applied to prepay the Loans in an amount equal to the Paydown Amount, such prepayment to be applied in accordance with ss.5.5."

      ss.4. Amendment to ss.11.1 of the Credit Agreement. Section 11.1 of the Credit Agreement is hereby amended by adding the following paragraph following clause (k) of such ss.11.1:

      "Notwithstanding anything in this ss.11.1 to the contrary, the Borrower shall not exercise its option to convert or permit the conversion of the Exchangeable Preferred Stock to Indebtedness unless such Indebtedness is to be the sole obligation of a holding company formed pursuant to a Holding Company Reorganization to the extent such Holding Company Reorganization is permitted hereunder and none of the Borrower or its Subsidiaries shall continue to have any obligations in respect thereof."

      ss.5. Amendment to ss.11.4 of the Credit Agreement. Section 11.4 of the Credit Agreement is hereby amended by deleting the text of ss.11.4 in its entirety and substituting in lieu thereof the following new ss.11.4:

           "11.4. Restricted Payments. The Borrower will not, and will not permit any of its Subsidiaries to, make any Restricted Payments; provided, however, that:

      (a) Subsidiaries of the Borrower may make Restricted Payments to the Borrower or any wholly-owned Subsidiary of the Borrower;

      (b) so long as the payment is permitted by the terms thereof, the Borrower may make scheduled payments of interest on Subordinated Debt permitted by ss.11.1(e), provided that the Borrower delivers to the Administrative Agent a duly executed certificate substantially in the form of Exhibit G hereto;

      (c) so long as no Default or Event of Default shall have occurred and be continuing or would result from such payment, the Borrower may declare or pay any scheduled dividend on preferred stock issued by the Borrower (other than dividends on the Exchangeable Preferred Stock and Internal Preferred Stock or any preferred stock issued in exchange for such Exchangeable Preferred Stock or Internal Preferred Stock), provided that the Borrower delivers to the Administrative Agent a duly executed certificate substantially in the form of Exhibit G hereto;

      (d) the Borrower may (i) make cash payments to its employees pursuant to its profit sharing plan, as in effect on the date hereof, in exchange for fractional shares of the Common Stock and (ii) make payments in an aggregate amount not to exceed $25,000,000 to repurchase shares of the Common Stock;

      (e) the Borrower may declare or pay dividends on the Exchangeable Preferred Stock and the Internal Preferred Stock at any time so long as such dividends are payable solely in shares of preferred stock having terms identical to the Exchangeable Preferred Stock or the Internal Preferred Stock; and

      (f) so long as no Default or Event of Default shall have occurred and be continuing or would result from such payment, after September 15, 2006, the Borrower may declare and pay scheduled cash dividends on the Exchangeable Preferred Stock at the rate per annum equal to thirteen and one-quarter of one percent (13.25%).

           Notwithstanding anything in this ss.11.4 to the contrary, the Borrower shall not declare or pay any cash dividends on the Internal Preferred Stock at any time or pay any Distributions that would be used to redeem the Senior Discount Notes or exchangeable debentures issued in exchange for the Exchangeable Preferred Stock.

           In addition, notwithstanding anything in this ss.11.4 to the contrary, in the event that the requisite percentage of the Lenders have consented to the Holding Company Reorganization, then following the consummation of the Holding Company Reorganization and, in the case of clauses (x)(i) and (y) below, so long as no Default or Event of Default has occurred and is continuing or would result from such payments, and subject to the proviso set forth at the end of clause (x), the Borrower may make (x) cash Distributions to its parent holding company to (i) pay debt service on the Senior Discount Notes and (ii) pay taxes attributable to the operations of the Borrower and its Subsidiaries and HoldCo Corporate Overhead Expenses, provided that under no circumstances shall the Borrower make any cash Distributions to its parent holding company to enable the payment of cash interest on the Senior Discount Notes prior to September 15, 2006, (y) Distributions to its parent holding company to pay scheduled dividends on preferred stock issued by its parent holding company if the payment of such scheduled dividends would be permitted under ss.11.4(c) if such preferred stock had been issued by the Borrower, provided that (i) contemporaneously with the issuance of such preferred stock, the Borrower received the net cash proceeds (net of costs and expenses directly incurred in connection with such issuance) from such issuance and (ii) the Borrower delivers to the Administrative Agent a duly executed certificate substantially in the form of Exhibit G hereto, and
      (z) Distributions to its parent holding company to satisfy such Person's obligations to make payments permitted under ss.11.4(d)(i) and (ii) if the Borrower would have been permitted to make such payments directly if the Holding Company Reorganization had not occurred.

           For the avoidance of doubt, all references in this ss.11.4 to the Borrower shall refer to the Borrower prior to the Holding Company
      Reorganization, and after the Holding Company Reorganization to the Borrower if the Borrower continues as the primary obligor hereunder or to any other Person who has (with the Lenders' prior written unanimous consent which has not been obtained as of the date of the First Amendment) assumed the obligations of the Borrower hereunder."

      ss.6. Amendment to ss.12.1 of the Credit Agreement. The Credit Agreement is hereby amended by deleting the text of ss.12.1 in its entirety and substituting in lieu thereof the following new ss.12.1:

           12.1. Total Leverage Ratio. The Borrower will not permit the Total Leverage Ratio as of the last day of each fiscal quarter of the Borrower ending during any period described in the table set forth below to exceed the ratio set forth opposite such period in such table. For purposes of calculating the Total Leverage Ratio solely for determining compliance with this ss.12.1, for the period from and including May 31, 2001 through the Upstream Date, there shall be subtracted from Consolidated Total
      Funded Debt an amount equal to the Paydown Amount; provided that such Paydown Amount is less than the cash Escrow Amount which shall be released from escrow to Emmis Escrow pursuant to the terms of the Senior Discount
      Note Indenture upon the earlier to occur of the Escrow Merger or the conversion of the Senior Discount Notes to Exchangeable Preferred Stock.

      --------------------------------------------------------

       Period (inclusive of dates)            Ratio
      --------------------------------------------------------
      --------------------------------------------------------
         date hereof -- 5/31/01             7.25:1.00
      --------------------------------------------------------
      --------------------------------------------------------
           6/1/01 -- 11/30/01               7.00:1.00
      --------------------------------------------------------
      --------------------------------------------------------
           12/01/01 -- 2/28/02              6.90:1.00
      --------------------------------------------------------
      --------------------------------------------------------
           3/01/02 -- 5/31/02               6.75:1.00
      --------------------------------------------------------
      --------------------------------------------------------
           6/01/02 -- 8/31/02               6.50:1.00
      --------------------------------------------------------
      --------------------------------------------------------
           9/01/02 -- 2/28/03               6.00:1.00
      --------------------------------------------------------
      --------------------------------------------------------
           3/01/03 -- 8/31/03               5.50:1.00
      --------------------------------------------------------
      --------------------------------------------------------
           9/01/03 -- 2/29/04               5.00:1.00
      --------------------------------------------------------
      --------------------------------------------------------
           3/01/04 -- 8/31/04               4.50:1.00
      --------------------------------------------------------
      --------------------------------------------------------
               Thereafter                   4.00:1.00
      --------------------------------------------------------

      ss.7. Amendment to ss.12.2 of the Credit Agreement. The Credit Agreement is hereby amended by deleting the text of ss.12.2 in its entirety and substituting in lieu thereof the following new ss.12.2:

           12.2. Senior Leverage Ratio. The Borrower will not permit the Senior Leverage Ratio as of the last day of each fiscal quarter of the Borrower ending during any period described in the table set forth below to exceed the ratio set forth opposite such period in such table. For purposes of calculating the Senior Leverage Ratio solely for determining compliance with this ss.12.2, for the period from and including May 31, 2001 through the Upstream Date, there shall be subtracted from Senior Funded Debt an amount equal to the Paydown Amount; provided that such Paydown Amount is less than the cash Escrow Amount which shall be released from escrow to Emmis Escrow pursuant to the terms of the Senior Discount Note Indenture upon the earlier to occur of the Escrow Merger or the conversion of the Senior Discount Notes to Exchangeable Preferred Stock.

      ---------------------------------------------------------

      Period (inclusive of dates)             Ratio
      ---------------------------------------------------------
      ---------------------------------------------------------
         date hereof -- 5/31/01             5.85:1.00
      ---------------------------------------------------------
      ---------------------------------------------------------
           6/01/01 -- 8/31/01               5.75:1.00
      ---------------------------------------------------------
      ---------------------------------------------------------
           9/01/01 -- 2/28/02               5.50:1.00
      ---------------------------------------------------------
      ---------------------------------------------------------
           3/01/02 -- 8/31/02               5.25:1.00
      ---------------------------------------------------------
      ---------------------------------------------------------
           9/01/02 -- 2/28/03               4.75:1.00
      ---------------------------------------------------------
      ---------------------------------------------------------
           3/01/03 -- 8/31/03               4.25:1.00
      ---------------------------------------------------------
      ---------------------------------------------------------
           9/01/03 -- 2/29/04               3.75:1.00
      ---------------------------------------------------------
      ---------------------------------------------------------
           3/01/04 -- 8/31/04               3.25:1.00
      ---------------------------------------------------------
      ---------------------------------------------------------
               Thereafter                   3.00:1.00
      ---------------------------------------------------------

      ss.8. Amendment to ss.15.1 of the Credit Agreement. The Credit Agreement is hereby further amended by (a) deleting the word "or" following clause (v) of such ss.15.1, (b) adding the following new clauses (x), (y) and (z) to such ss.15.1:

           "(x) the failure of the Senior Discount Notes to convert into the Exchangeable Preferred Stock on or prior to July 25, 2001 if (i) the Holding Company Reorganization has not occurred prior to such date in accordance with the terms of this Credit Agreement, as amended, modified or waived at such time (acknowledging that the Credit Agreement as in effect on the date of the First Amendment would not permit the Holding Company Reorganization) and (ii) the Senior Discount Notes have not become the obligation of a holding company which owns one hundred percent (100%) of the issued and outstanding Capital Stock of the Borrower;

           (y) the Borrower does not prepay the Loans in an amount at least equal to the Paydown Amount in accordance with ss.5.5 on or prior to July 26, 2001 using proceeds received by Emmis Escrow from the issuance of the Senior Discount Notes following either the Escrow Merger or the distributions required by ss.10.20; or

           (z) following the Holding Company Reorganization, any "Default" or "Event of Default" under the Senior Discount Notes shall have occurred;";

and (c) deleting the text "ss.15.1(g), ss.15.1(h) or ss.15.1(j)" set forth in the last proviso of ss.15.1 and substituting in lieu thereof the text "ss.15.1(g), ss.15.1(h), ss.15.1(j) or ss.15.1(z)".

      ss.9. Amendment to ss.15.2 of the Credit Agreement. The Credit Agreement is hereby further amended by deleting the text "ss.15.1(g), ss.15.1(h) or ss.15.1(j)" set forth in the first sentence of ss.15.2 and substituting in lieu thereof the text "ss.15.1(g), ss.15.1(h), ss.15.1(j) or ss.15.1(z)".

      ss.10. Consent. The Borrower has notified the Administrative Agent that pursuant to the definition of "Excluded Subsidiaries" set forth in ss.1.1 of the Credit Agreement, the Borrower has designated two new Excluded Subsidiaries, Emmis Escrow Holding Corporation ("Emmis Escrow Holding") and Emmis Escrow Corporation ("Emmis Escrow"). The Borrower has informed the Agents and the Lenders of its intention to merge each of Emmis Escrow Holding and Emmis Escrow with and into the Borrower, with the Borrower being the surviving company, on or prior to July 26, 2001 (the "Escrow Merger"). The Borrower has requested that the Required Lenders consent to the Escrow Merger. Subject to the satisfaction of each of the conditions to effectiveness set forth in ss.11 hereof, the undersigned Lenders consent to the Escrow Merger provided that the Senior Discount Notes contain terms and conditions substantially the same as those set forth in the Confidential Offering Circular and the Senior Discount Note Indenture.

    ss.11. Conditions  to  Effectiveness.  This  Amendment  shall become
           ----------  --  -------------
effective upon the satisfaction of each of the following conditions precedent:

      (a) the Administrative Agent shall have received a counterpart signature page to this Amendment duly executed and delivered by the Borrower and each of the Required Lenders;

      (b) the Administrative Agent shall have received evidence reasonably satisfactory to the Administrative Agent that all corporate action necessary for the valid execution, delivery and performance by the Borrower, Emmis Escrow Holding and Emmis Escrow, as the case may be, of (i) this Amendment and the transactions contemplated hereby and (ii) each of the transactions contemplated by the Confidential Offering Circular shall have been duly and effectively taken;

      (c) the Administrative Agent shall have received from the Borrower (i) a copy, certified by a duly authorized officer of the Borrower to be true and complete on the date hereof, of the Borrower's amended articles of incorporation in effect on the date hereof, (ii) a copy, certified by a duly authorized officer of the Borrower to be true and complete on the date hereof, of the Senior Discount Note Indenture and all documents executed and delivered by the Borrower in connection therewith, (iii) the Confidential Offering Circular, and
(iv) copies of all legal opinions executed and delivered by counsel to the Borrower or its subsidiaries in connection with the issuance of the Senior Discount Notes which opinions shall provide that the Agents and the Lenders may rely on each such legal opinion (or if such legal opinions do not contain such a provision, the Agents and the Lenders shall also receive a reliance letter addressed to the Agents and the Lenders in form and substance reasonably satisfactory with respect to each such legal opinion);

      (d) the Administrative Agent shall have received from the Borrower evidence satisfactory to the Administrative Agent that the gross proceeds received by Emmis Escrow in cash from the issuance of the Senior Discount Notes equals at least $200,000,000;

      (e) the Borrower shall have delivered to the Administrative Agent an opinion of counsel from (i) Paul, Weiss, Rifkind, Wharton & Garrison, counsel to the Borrower and its Subsidiaries and (ii) counsel to the Borrower and its Subsidiaries in Indiana, each addressed to the Administrative Agent and the Lenders and in form and substance reasonably satisfactory to the Administrative Agent; and

      (f) the Borrower shall have paid to the Administrative Agent for the pro rata account of each of the Lenders which executes and delivers to the Administrative Agent a counterpart signature page to this Amendment on or prior to March 27, 2001, an amendment fee equal to one-tenth of one percent (0.10%) of the aggregate amount of each such Lender's interest in the Term Loans and such Lender's Revolving Credit Commitment.

      ss.12. Affirmation of the Borrower. The Borrower hereby affirms all of its Obligations under the Credit Agreement and under each of the other Loan Documents to which it is a party and hereby affirms its absolute and unconditional promise to pay to the Lenders the Loans and all other amounts due under the Credit Agreement and the other Loan Documents. The Borrower hereby represents, warrants and confirms that the Obligations are and remain secured pursuant to the Security Documents.

    ss.13. Representations   and   Warranties.   The   Borrower   hereby
           ---------------   ---   ----------
represents and warrants to the Lenders and the Administrative Agent as follows:

      (a) Representations and Warranties. Each of the representations and warranties contained in ss.9 of the Credit Agreement were true and correct in all material respects when made, and, after giving effect to this Amendment, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties relate specifically to a prior date.

      (b) Enforceability. The execution and delivery by the Borrower of this Amendment, and the performance by the Borrower of this Amendment and the Credit Agreement, as amended hereby, are within the corporate authority of the Borrower and have been duly authorized by all necessary corporate proceedings. This Amendment and the Credit Agreement, as amended hereby, constitute valid and legally binding obligations of the Borrower, enforceable against it in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights in general.

      (c) No Default. No Default or Event of Default has occurred and is continuing, and after giving effect to this Amendment, no Default or Event of Default will result from the execution, delivery and performance by the Borrower of this Amendment or from the consummation of the transactions contemplated herein or by the Confidential Offering Circular or the Senior Discount Note Indenture.

      (d) Excluded Subsidiaries. Each of Emmis Escrow and Emmis Escrow Holding is an "Unrestricted Subsidiary" under and as defined in the Subordinated Note Indenture but is not a "Guarantor" under and as defined in the Subordinated Note Indenture.

      ss.14. No Other Amendments, etc. Except as expressly provided in this Amendment, (a) all of the terms and conditions of the Credit Agreement and the other Loan Documents remain unchanged, and (b) all of the terms and conditions of the Credit Agreement, as amended hereby, and of the other Loan Documents are hereby ratified and confirmed and remain in full force and effect. Nothing herein shall be construed to be an amendment, consent or a waiver of any requirements of the Borrower or of any other Person under the Credit Agreement or any of the other Loan Documents except as expressly set forth herein. Nothing in this Amendment shall be construed to imply any willingness on the part of the Administrative Agent or the Lenders to grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.

      ss.15. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

      ss.16. Miscellaneous. This Amendment shall for all purposes be construed in accordance with and governed by the laws of The State of New York. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. The Borrower agrees to pay to the Administrative Agent, on demand by the Administrative Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Amendment, including reasonable legal fees.


      IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first set forth above.

                           EMMIS COMMUNICATIONS CORPORATION

                           By:  _________________________
                             Name:
                             Title:




                           TORONTO     DOMINION,      (TEXAS),     INC.,
                           individually and as Administrative Agent

                           By: _________________________
                             Name:
                             Title:


                           FIRST UNION NATIONAL BANK, individually and
                              as Syndication Agent

                           By: _________________________
                             Name:
                             Title:


                           FLEET NATIONAL BANK (f/k/a BankBoston,
                           N.A.), individually and as Documentation
                           Agent

                           By: _________________________
                             Name:
                             Title:



                           CREDIT SUISSE FIRST BOSTON, individually and as Co-Documentation Agent

                           By: _________________________
                             Name:
                             Title:


Signature blocks for other lenders omitted.




                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    EMMIS COMMUNICATIONS CORPORATION


Date:  April 12, 2001               By: /s/ WALTER Z. BERGER
                                    Walter Z. Berger
                                      Executive Vice President
                                      (Authorized Corporate Officer),
                                      Chief Financial Officer and
                                      Treasurer